UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2008

First Midwest Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-10967 (Commission File Number)	36-3161078 (IRS Employer Identification No.)
One Pierce Place, Suite 1500, Itasca, Illinois (Address of principal executive offices)		60143 (Zip Code)

(630) 875-7450
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

First Midwest Bancorp, Inc. (the "Company") is furnishing presentation materials delivered by the Company at the Sandler O'Neill East Coast Financial Services Conference on November 13, 2008, which are included as Exhibit 99.1 to this Current Report on Form 8-K pursuant to Item 7.01. The Company is not undertaking any duty to update this presentation after the date of this Report. This Report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1).

Item 9.01 Financial Statements and Exhibits

The following Exhibit is furnished as part of this Current Report on Form 8-K.

99.1	November 13, 2008 Power Point presentation delivered by the Company at the 2008 Sandler O'Neill East Coast Financial Services Conference.
SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
First Midwest Bancorp, Inc. (Registrant)
Date: November 13, 2008	/s/ CYNTHIA A. LANCE Cynthia A. Lance Executive Vice President and Corporate Secretary